Filed pursuant to Rule 497(a)(1)

File No. 333-153879

Rule 482 ad

APOLLO INVESTMENT CORPORATION ANNOUNCES PUBLIC OFFERING

NEW YORK—April 27, 2010—Apollo Investment Corporation (the “Company”) (NASDAQ-GS: AINV) announces that it plans to make a public offering of 15 million shares of its common stock. Apollo Investment Corporation plans to also grant the underwriters an option to purchase up to an additional 2.25 million shares of common stock to cover over-allotments, if any. The offering price of the shares, subject to approval of the Company’s Board, will be determined by market conditions at the time of pricing in consultation with the underwriters of the offering. The offering of the shares will be made under the Company’s shelf registration statement filed with the Securities and Exchange Commission.

The Company expects to use the net proceeds of this offering to make investments in portfolio companies, repay indebtedness owed under the credit facility, and for general corporate purposes.

Citi, BofA Merrill Lynch, J.P. Morgan Securities Inc., RBC Capital Markets and UBS are joint bookrunning managers for the offering. BMO Capital Markets, Suntrust Robinson Humphrey are senior co-managers. Keefe, Bruyette & Woods, Ladenburg Thalmann & Co., Natixis Bleichroeder LLC and Stifel Nicolaus are co-managers. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Apollo Investment Corporation before investing. The prospectus contains this and other information about Apollo Investment Corporation and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

A copy of the prospectus for the offering may be obtained from: Citi, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220 (telephone number: 800-831-9146, email: batprospectusdept@citigroup.com); BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Preliminary Prospectus Department or email Prospectus.Requests@ml.com; J.P. Morgan Securities Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, (866) 803-9204; RBC Capital Markets Corporation, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281-8098, (212) 428-6670; UBS Investment Bank, 299 Park Avenue, New York, New York 10171, Attention: Prospectus Department, 1-888-827-7275.

About Apollo Investment Corporation

Apollo Investment Corporation is a closed-end, externally managed, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company’s investment portfolio is principally in middle-market private companies. From time to time, the Company may also invest in public companies. The Company invests primarily in senior secured loans and mezzanine loans and equity in furtherance of its business plan. Apollo Investment Corporation is managed by Apollo Investment Management, L.P., an affiliate of Apollo Management, L.P., a leading private equity investor.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including, but not limited to, statements as to our future operating results; our business prospects and the prospects of our portfolio companies; the impact of investments that we expect to make; the dependence of our future success on the general economy and its impact on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; our expected financings and investments; the adequacy of our cash resources and working capital; and the timing of cash flows, if any, from the operations of our portfolio companies.

We may use words such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions to identify forward-looking statements. Such statements are based on currently available operating, financial and competitive information and are subject to various risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Contact:

Richard L. Peteka

Apollo Investment Corporation

(212) 515-3488